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Exhibit 10.2

ON COMMAND CORPORATION
AMENDMENT NO. 1

        AMENDMENT NO. 1 (this "Amendment"), dated as of June 27, 2003, to the Amended and Restated Credit Agreement, dated as of April 17, 2003, by and among ON COMMAND CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party thereto, TORONTO DOMINION (TEXAS), INC. and FLEET NATIONAL BANK, as the Documentation Agents, BANK OF AMERICA, N.A., as the Syndication Agent, and THE BANK OF NEW YORK, as the Issuing Bank and as the Administrative Agent for the Lenders thereunder (the "Credit Agreement").

RECITALS

        Except as otherwise provided herein, capitalized terms used herein that are not defined herein shall have the meanings set forth in the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 9.8 of the Credit Agreement, the parties hereto hereby agree as follows:

        1.     The definition of "Permitted Liberty Subordinated Debt" contained in Section 1.1 of the Credit Agreement is amended to insert the phrase "or a Subsidiary of Liberty Media Corporation" immediately after the phrase "Liberty Media Corporation".

        2.     Section 4.3 of the Credit Agreement is amended to replace the date "June 30, 2003" with the date "September 30, 2003".

        3.     Article 3 of the Credit Agreement is amended to add a new Section 3.22 at the end thereof to read as follows:

          3.22    Tax Shelter Regulations.

    The Borrower does not intend to treat any or all of the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), except to the extent the Administrative Agent has been notified by the Borrower. In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders or the Issuing Bank may treat its Loans and/or Letters of Credit or interests therein as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders or the Issuing Bank, as applicable, will maintain the lists and other records required by such Treasury Regulation.

        4.     Section 5.4 of the Credit Agreement is amended to delete the word "and" at the end of clause (d) thereof, to replace the period at the end of clause (e) thereof with "; and" and to add a new clause (f) at the end thereof to read as follows:

        (f)    Promptly after the Borrower has filed an IRS Form 8886 or any successor form with the United Stated Internal Revenue Service, a duly completed copy of such form.

        5.     Section 9.15 of the Credit Agreement is amended to add the following at the end thereof:

  Notwithstanding anything herein to the contrary, the Administrative Agent, the Issuing Bank and each Lender may disclose without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent, the Issuing Bank or such Lender relating to such tax treatment and tax structure; provided that with respect to materials containing information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall only apply to such portions of the material that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

        6.     Paragraphs 1 and 2 of this Amendment shall not become effective until:

          (a)   the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and

          (b)   the conditions precedent set forth in paragraphs 7(a) and 7(c) of Amendment No. 4, dated as of June 27, 2003, to the Existing Credit Agreement shall have been satisfied.

        7.     In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

        8.     In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower and the other Obligors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

        9.     Each of the Borrower and the other Obligors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under any Loan Document to which it is a party.

        10.   Each of the Borrower and the other Obligors, on its own behalf, and on behalf of its successors and assigns, releases, waives, and forever discharges the Administrative Agent, the Lenders, the Issuing Bank and all of their officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, whether matured or unmatured, absolute or contingent arising from the beginning of the world through the date hereof with respect to this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated thereby.

        11.   This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

        12.   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        13.   The parties have caused this Amendment to be duly executed as of the date first written above.

ON COMMAND CORPORATION
AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
CREDIT AGREEMENT

ON COMMAND CORPORATION
By:	/s/ BERNARD G. DVORAK
Name:	Bernard G. Dvorak
Title:	Sr. Vice President & CFO
AGREED AND CONSENTED:
ON COMMAND VIDEO CORPORATION ON COMMAND DEVELOPMENT CORPORATION SPECTRADYNE INTERNATIONAL, INC. HOTEL DIGITAL NETWORK, INC.
By:	/s/ PAMELA J. STRAUSS
Name:	Pamela J. Strauss
Title:	Senior Vice President
THE BANK OF NEW YORK, as Issuing Bank and as Administrative Agent
By:	/s/ STEPHEN M. NETTLER
Name:	Stephen M. Nettler
Title:	Vice President
THE BANK OF NEW YORK COMPANY, INC., as a Lender
By:	/s/ JOHN C. LAMBERT
Name:	John C. Lambert
Title:	Authorized Signer
BANK OF AMERICA, N.A.
By:	/s/ JAMES T. GILLAND
Name:	James T. Gilland
Title:	Managing Director

FLEET NATIONAL BANK
By:	/s/ BRADLEY K. ROUSSEAU
Name:	Bradley K. Rousseau
Title:	Vice President
TORONTO DOMINION (TEXAS), INC.
By:	/s/ DEBBIE A. GREENE
Name:	Debbie A. Greene
Title:	Vice President
MIZUHO CORPORATE BANK, LTD.
By:	/s/ MARK GRONICH
Name:	Mark Gronich
Title:	Vice President
U.S. BANK NATIONAL ASSOCIATION
By:
Name:

Title:

BNP PARIBAS
By:	/s/ OLA ANDERSSEN
Name:	Ola Anderssen
Title:	Director
By:	/s/ STEPHANIE ROGERS
Name:	Stephanie Rogers
Title:	Vice President
CREDIT LYONNAIS NEW YORK BRANCH
By:	/s/ DOUGLAS E. ROPER
Name:	Douglas E. Roper
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ JOHN W. CAMPBELL
Name:	John W. Campbell
Title:	Authorized Signatory

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ON COMMAND CORPORATION AMENDMENT NO. 1